UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                          FORM 8-K

                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   August 10, 2004
                                                -------------------------------


                          GS Mortgage Securities Corp.
              (as depositor for the GSAA Home Equity Trust 2004-7 to be formed pursuant to a Master Servicing and Trust Agreement, to be entered into by and among GS Mortgage Securities Corp., as Depositor, Deutsche Bank
   National Trust Company, as Trustee, JPMorgan Chase Bank and Deutsche Bank National Trust Company, as Custodians, and Wells Fargo Bank Minnesota, National
         Association, as Master Servicer and Securities Administrator)

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   (Exact name of registrant as specified in its charter)


Delaware                              333-117485                 13-6357101
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
of incorporation)                                            Identification No.)


85 Broad Street, New York, New York                                 10004
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code   (212) 902-1000
                                                  -----------------------------

                       Not applicable
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 (Former name or former address, if changed since last report.)

ITEM 5.     Other Events
            ------------

            On July 27, 2004, a registration statement on Form S-3 (the "Registration Statement") for GS Mortgage Securities Corp. (the "Company") was declared effective. Attached as exhibits are certain Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as modified by a no-action letter issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA")) and Structural and Collateral Term Sheets (as defined in the no-action letter issued by the staff of the Commission on February 17, 1995, to the PSA) furnished to the Company by Goldman, Sachs & Co. (the "Underwriter") in respect of the Company's proposed offering of certain classes of GSAA Home Equity Trust 2004-7, Asset-Backed Certificates, Series 2004-7 (such classes, the "Offered Certificates").

            The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registration Statement. The Company hereby incorporates the attached Computational Materials, Structural Terms Sheets and Collateral Term Sheets by reference in the Registration Statement.

            Any statement or information contained in the attached Computational Materials, Structural Term Sheets and Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.             Description
            -----------             -----------

            (99.1) Computational Materials prepared by Goldman, Sachs & Co. in connection with certain classes of GSAA Home Equity Trust 2004-7, Asset-Backed Certificates, Series 2004-7.

            (99.2) Structural Term Sheets prepared by Goldman, Sachs & Co. in connection with certain classes of GSAA Home Equity Trust 2004-7, Asset-Backed Certificates, Series 2004-7.

            (99.3) Collateral Term Sheets prepared by Goldman, Sachs & Co. in connection with certain classes of GSAA Home Equity Trust 2004-7, Asset-Backed Certificates, Series 2004-7.

            (99.4) Structural and Collateral Term Sheets prepared by Goldman, Sachs & Co. in connection with certain classes of GSAA Home Equity Trust 2004-7, Asset-Backed Certificates, Series 2004-7.

            (99.5) Computational Materials prepared by Goldman, Sachs & Co. in connection with certain classes of GSAA Home Equity Trust 2004-7, Asset-Backed Certificates, Series 2004-7.

            (99.6) Structural Term Sheets prepared by Goldman, Sachs & Co. in connection with certain classes of GSAA Home Equity Trust 2004-7, Asset-Backed Certificates, Series 2004-7.

            Pursuant to the requirements of the Securities
      Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GS MORTGAGE SECURITIES CORP.


      August 12 , 2004
                                   By:       /s/ Howard Alterescu
                                      ----------------------------------
                                      Name:  Howard Alterescu
                                      Title: Vice President

                      INDEX TO EXHIBITS
                      -----------------

                                                                  Paper (P) or
Exhibit No.       Description                                     Electronic (E)
-----------       -----------                                     --------------

(99.1)            Computational Materials prepared                    (E)
                  by Goldman, Sachs & Co. in connection
                  with certain classes of GSAA Home Equity
                  Trust 2004-7, Asset-Backed Certificates,
                  Series 2004-7.

(99.2)            Structural Term Sheets prepared by Goldman,         (E)
                  Sachs & Co. in connection with certain classes of GSAA Home Equity Trust 2004-7, Asset-
                  Backed Certificates, Series 2004-7.

(99.3)            Collateral Term Sheets prepared by Goldman,         (E)
                  Sachs & Co. in connection with certain classes of GSAA Home Equity Trust 2004-7, Asset-
                  Backed Certificates, Series 2004-7.

(99.4)            Structural and Collateral Term Sheets prepared by   (E)
                  Goldman, Sachs & Co. in connection with certain classes of GSAA Home Equity Trust 2004-7, Asset-
                  Backed Certificates, Series 2004-7.

(99.5)            Computational Materials prepared by Goldman,        (E)
                  Sachs & Co. in connection with certain
                  classes of GSAA Home Equity Trust 2004-7,
                  Asset- Backed Certificates, Series 2004-7.

(99.6)            Structural Term Sheets prepared by Goldman,         (E)
                  Sachs & Co. in connection with certain classes of GSAA Home Equity Trust 2004-7, Asset-
                  Backed Certificates, Series 2004-7.